
City Holding Company
City Holding Company

City Holding Company

- $2.0 Billion Commercial Bank headquartered in Charleston WV
- 55 Banking Offices
- 151,000 households; 291,000 accounts
- 16,905,734 common shares outstanding
- $406 million market capitalization

FORWARD-LOOKING STATEMENTS

- All statements other than statements of historical fact included in this Form 10-Q Quarterly Report, including statements in Management's Discussion and Analysis of Financial Condition and Result of Operations are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Such information involves risks and uncertainties that could result in the Company's actual results differing from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, (1) the Company may incur additional loan loss provision due to negative credit quality trends in the future that may lead to a deterioration of asset quality, or conversely, the Company may incur less, or even negative, loan loss provision due to positive credit quality trends in the future and further resolution of various loan quality issues; (2) the Company may experience increases in the default rates on its retained interests in securitized mortgages causing it to take impairment charges to earnings; (3) the Company could have adverse legal actions of a material nature; (4) the Company may face competitive loss of customers associated with its efforts to increase fee-based revenues; (5) the Company may be unable to manage its expense levels due to the expenses associated with its loan portfolio quality, regulatory, and legal issues; (6) rulings affecting, among other things, the Company's and its banking subsidiaries' regulatory capital and required loan loss allocations may change, resulting in the need for increased capital levels; (7) changes in the interest rate environment may have results on the Company's operations materially different from those anticipated by the Company's market risk management functions; (8) changes in general economic conditions and increased competition could adversely affect the Company's operating results; and (9) changes in other regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact the Company's operating results. Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.

Prior History

- $38 million loss reported in 2000
- Formal Agreements with OCC and Federal Reserve
- $130 million in "problem loans"
- Stock trading at $5.125 per share from a high (in 1998) of $45 per share; discontinued common share cash dividends
- Ownership of non-core businesses which diluted focus and earnings

Managing the Turnaround


Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02

- Jerry Francis becomes CEO 1/31/01
  - 31 years in banking
    - First National Bank, Dayton
    - National City
    - Metropolitan Bank, Lima - President
    - Bank One - Regional President
    - Peoples Bank of Indianapolis - President

Assembling The Management Team

- Skip Hageboeck, PhD, CFO and CIO
  - 13 years in banking
  - Indiana National, NBD, Peoples Bank of Indianapolis
- John Loeber, Commercial Banking and Senior Credit Officer
  - 35 years in banking
  - Fleet Boston Financial, First American, Signet, Peoples Bank of Indianapolis
- Bill Butcher, Retail Banking and Sr. Operations Officer
  - 14 years in banking
  - Norwest, Bank One, Peoples Bank of Indianapolis
- Craig Stilwell, Marketing Director and Human Resources Director
  - 24 years in banking
  - Peoples Bank of Indianapolis

It's All About Management
Peoples Bank Corporation of Indianapolis



Earnings Per Share (Fully Diluted)
$3.05
$2.05
$1.05
$0.05
$0.86
$1.22
$1.70
$1.99
$2.04
$2.92
1994
1995
1996
1997
1998
1999

CAGR 28%



Stock Price (NASDAQ: PPLS)
$70
$50
$30
$10
$10.38
$12.13
$18.00
$36.00
$34.00
$73.00
1994
1995
1996
1997
1998
1999

CAGR 60%
(34% w/o merger)

Writing It Down


Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02

- By April 1, 2001:
  - Exited the mortgage servicing business
  - Wrote down $30 million in accordance with new accounting guidance related to retained interest in securitized loans
  - Wrote off $7.9 million to reflect unrecognized losses
  - Charged off $7.5 million in loans
  - Took provision expense of $5.7 million

Revenue Enhancement/Best Practices


Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02

- By June 30, 2001:
  - Initiated revenue enhancement and "best practices" projects:
    - Increased collection of service fees from < 50% to over 90% resulting in 60% increase in service charge revenue
    - Reduced staff by 27% with annual savings of $7 million
    - Implemented over 200 operational changes
  - Consolidated Operations from 4 facilities to 1
  - Sold the non-banking subsidiaries
  - Charged off $3.4 million in loans; took provision expense of $10.3 million

Focus On Credit


Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02

- By September 30, 2001:
  - Reviewed 100% of commercial loans & assigned risk rating; scored all 66,000 Retail loans; adopted a formal and comprehensive loan policy
  - Centralized loan underwriting and loan approval
  - Hired experienced loan workout team of 7 persons
  - Charged off $2.9 million in loans; took provision expense of $14.3 million

Returning To Profitability


Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02

- By December 31, 2001:
  - Returned to profitability with operating ROA of 0.86% and ROE of 13.3%
  - Initiated 4 month comprehensive credit training program for commercial lenders
  - Complied fully with OCC and Fed agreements
  - Sold $18 million of substandard loans
  - Charged off $8.3 million in loans; reduced provision expense to $1.8 million

High Performance



Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02

- By June 30, 2002:
  - Reported second quarter ROA of 1.48% and ROE of 19.7%
  - Increased earnings guidance to $1.70 to $1.80 per share from $1.25 to $1.50
  - Terminated Formal Agreements with OCC and Federal Reserve
  - Announced resumption of common dividends and payment of Trust Preferred dividends
  - Approved 1 million share common stock buy-back program
  - Charged off $22.4 million in loans; returned to "normalized" provision expense of $1.8 million

Key Markets


Ohio
West Virginia
70
68
79
77
81
64
Clarksburg
Pomeroy, OH
Point Pleasant
Ripley
Sutton
Milton
Snowshoe
Marlinton
Montgomery

25 Gatewater Road
Charleston, West Virginia 25313
(304) 769-1106
www.cityholding.com

Deposit Market Share



40%
35%
30%
25%
20%
15%
10%
5%
0%
•12% Share
•Rank: 3rd
•13% Share
•Rank: 2nd
•38% Share
•Rank: 1st
•9% Share
•Rank: 4th
Charleston
$3.1B Market
Huntington
$2.3B Market
Beckley/Lewisburg
$1.6B Market
Eastern Panhandle
$1.6B Market

Our Business Model

- We are a retail bank
- We focus on core deposit gathering
- We employ a simple business model

City National Bank Customer Profile


250,000
200,000
150,000
100,000
50,000
0
140,458
10,086
222,208
19,600
Customers
Deposit Accounts
Retail
Commercial

City National Bank
Customer Profile


$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$1,376,145
$351,592
$769,760
$427,635
$ Deposit Accounts
$ Loan Accounts
Retail
Commercial

Liability Mix

City National Bank


14%
55%
31%
Transaction & Savings Deposits
Time <$100k
Time >$100k; Repo & Other Borr

Core Deposit to Asset Ratio 75%

Peer Group


27%
51%
22%
Transaction & Savings Deposits
Time <$100k
Time >$100k; Repo & Other Borr

Core Deposit to Asset Ratio 63%

Loan Mix

City National Bank



9%
42%
12%
16%
21%
Residential RE
Home Equity
Consumer/Other
Comm RE
C & I

Loan to Asset Ratio 58.1%

Loan to Core Deposits 78.7%

Peer Group



25%
3%
17%
35%
18%
Residential RE
Home Equity
Consumer/Other
Comm RE
C & I

Loan to Asset Ratio 61.9%

Loan to Core Deposits 99.9%

Revenue Profile


City Holding Company
28%
72%
NII
Fees


Peer Group
21%
79%
NII
Fees

Nonperforming Assets/Total Loans + OREO



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.21%
1.29%
2.27%
2.14%
2.47%
1.38%
0.27%
0.95%
12/31/00
3/31/01
6/30/01
9/30/01
12/31/01
3/31/02
6/30/02
Peer

Loan Loss Reserve/Total Loans



4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.06%
2.06%
2.56%
3.44%
3.50%
2.93%
2.31%
1.46%
12/31/00
3/31/01
6/30/01
9/30/01
12/31/01
3/31/02
6/30/02
Peer

Loan Loss Reserve/Non Performing Loans



1900%
1700%
1500%
1300%
1100%
900%
700%
500%
300%
100%
197%
188%
122%
175%
171%
243%
1729%
250%
12/31/00
3/31/01
6/30/01
9/30/01
12/31/01
3/31/02
6/30/02
Peer

Net Charge-Offs/Opportunity?



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
In Millions
$10.5
$11.9
$22.1
$22.5
1999
2000
2001
2002 YTD

Current Performance



ROA
2.0%
1.5%
1.0%
0.5%
0.0%
0.86%
1.22%
1.48%
1.21%
Q4 - 01
Q1 - 02
Q2 - 02
Peer



ROE
25%
20%
15%
10%
5%
0%
13.3%
17.1%
19.7%
14.7%
Q4 - 01
Q1 - 02
Q2 - 02
Peer Ave.



Efficiency Ratio
75%
65%
55%
45%
35%
25%
68.1%
63.9%
59.8%
57.5%
Q4 - 01
Q1 - 02
Q2 - 02
Peers



NIM
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
4.67%
4.50%
4.67%
4.09%
Q4 - 01
Q1 - 02
Q2 - 02
Peer

Performance Objectives

Earnings Per Share Growth	10% +
ROE	20%
ROA	1.50%
Capital	Maintain well-capitalized status

Why Should You Own Our Stock?

- Strong market share franchise in best WV regions
- Retail focus provides attractive return for risk
- Proven "result-oriented" management team
- Management/shareholder alignment
  - Performance-based incentive plans for all employees
  - Value-vested stock options
  - Executive Management's $3.1 million investment

CHCO Stock Performance

Relative Stock Price Performance Versus Major Indices: Since January 31, 2001



450
400
350
300
250
200
150
100
50
City Holding Company
1/31/01
2/28/01
3/31/01
4/30/01
5/31/01
6/30/01
7/31/01
8/31/01
9/30/01
10/31/01
11/30/01
12/31/01
1/31/02
2/28/02
3/31/02
4/30/02
5/31/02
6/30/02
CHCO
S&P 500
NASDAQ Bank Index

	2001 Price Change (%)	YTD Price Change (%)	2002 P/E (x)	2003 P/E (x)
CHCO	109	99	13.7	12.5
NASDAQ Bank Index	10	7	14.4	12.8
S&P 500	-13	-21	17.9	15.5

Based on July 17, 2002 closing prices